SCUDDER
                                                                 INVESTMENTS(SM)
                                                                     [LOGO]


-------------------------
EQUITY/DOMESTIC
-------------------------

Scudder Growth and
Income Fund

Annual Report
September 30, 2000



The fund seeks long-term growth of capital, current income, and growth of income while actively seeking to reduce downside risk as compared with other growth and income funds.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      15   Glossary of Investment Terms

                      16   Investment Portfolio

                      21   Financial Statements

                      24   Financial Highlights

                      27   Notes to Financial Statements

                      37   Report of Independent Accountants

                      38   Tax Information

                      39   Officers and Trustees

                      40   Investment Products and Services

                      42   Account Management Resources

Scudder Growth and Income Fund

--------------------------------------------------------------------------------
Class AARP                     ticker symbol ACDGX              fund number 164
Class S                        ticker symbol SCDGX              fund number 064
--------------------------------------------------------------------------------

Date of          o    Although the fund underperformed the S&P 500 over the
Inception:            twelve-month reporting period, the investment
5/31/29               approach that was implemented in October of 1999 helped
                      the fund to outperform its benchmark (with lower levels of volatility) in the nine months ended September 30.
Total Net
Assets as        o    Management continues to employ a disciplined,
of 9/30/00--          three-step investment process that combines
                      quantitative factors, bottom-up fundamental analysis,
Class AARP:           and risk control methods.
$5.4 billion
                 o    The fund's full-year performance was helped by its
Class S:              holdings in the technology, financial services, and
$5.8 billion          consumer staples sectors, while its weighting in basic
                      materials stocks detracted.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

In October of 1999, Kathleen Millard assumed the duties of lead portfolio manager for Scudder Growth and Income Fund. Over the remainder of 1999, Ms. Millard and portfolio manager Greg Adams implemented a new investment approach and repositioned the fund's portfolio. The goal: to broaden the fund's investment universe beyond that of stocks with high relative yields, a criterion that had become increasingly limiting in the "new economy." They also sought to move the fund back toward its historical positioning as an investment that blended growth along with value traits.

Through the first three quarters of 2000, the result of this repositioning has been a marked improvement in relative performance, as well as reduced downside volatility. After underperforming the broad stock market -- as well as much of its peer group -- in 1998 and 1999, Scudder Growth and Income Fund outperformed the S&P 500 Index by almost four percentage points in the first nine months of 2000. In keeping with its goal of managing risk in down markets, the fund has also weathered this year's volatile market environment, outperforming the S&P 500 in four of the six months in which the index had a negative return so far this year.

While the fund's total return for the twelve months ended September 30, 2000, lagged that of the S&P 500 Index, it should be noted that this performance includes the transitional fourth quarter of 1999. In the Portfolio Management Discussion that begins on page 10, Ms. Millard and Mr. Adams talk about the investment process she and Mr. Adams used to manage the fund.

Thank you for your continued investment in Scudder Growth and Income Fund. For current information on the fund or your account, visit our Web site at www.scudder.com. There you will find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Growth and Income Fund

Performance Update
--------------------------------------------------------------------------------
                                                              September 30, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

             Scudder Growth
             and Income Fund
             -- Class S           S&P 500 Index*

      '90        10000               10000
      '91        12821               13115
      '92        14433               14567
      '93        17191               16461
      '94        18576               17068
      '95        22213               22144
      '96        26684               26645
      '97        37485               37426
      '98        35913               40811
      '99        39927               52165
      '00        43455               59101

                         Yearly periods ended September 30

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                       Total Return
                               Growth of                            Average
Period ended 9/30/2000          $10,000        Cumulative            Annual
-------------------------------------------------------------------------------
Scudder Growth and Income Fund -- Class S
-------------------------------------------------------------------------------
1 year                         $  10,884           8.84%                8.84%
-------------------------------------------------------------------------------
5 year                         $  19,563          95.63%               14.36%
-------------------------------------------------------------------------------
10 year                        $  43,455         334.55%               15.83%
-------------------------------------------------------------------------------
S&P 500 Index*
-------------------------------------------------------------------------------
1 year                         $  11,330          13.30%               13.30%
-------------------------------------------------------------------------------
5 year                         $  26,689         166.89%               21.67%
-------------------------------------------------------------------------------
10 year                        $  59,101         491.01%               19.43%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER GROWTH AND INCOME FUND -- CLASS S TOTAL RETURN (%) AND S&P 500 INDEX* TOTAL RETURN (%)


                                     Yearly periods ended September 30

              1991   1992   1993   1994   1995   1996    1997   1998   1999   2000
------------------------------------------------------------------------------------
Fund Total
Return (%)   28.21   12.57  19.11   8.06  19.58  20.13  40.48   -4.19  11.18   8.84
------------------------------------------------------------------------------------
Index Total
Return (%)   31.15   11.07  13.00   3.69  29.74  20.33  40.46    9.04  27.65  13.30
------------------------------------------------------------------------------------
Net Asset
Value ($)    14.66   15.87  18.01  17.87  19.61  22.45  29.31   25.40  25.78  27.02
------------------------------------------------------------------------------------
Income
Dividends
($)            .74     .40    .48    .47    .53    .56    .59     .74    .56    .21
------------------------------------------------------------------------------------
Capital
Gains
Distributions
($)             --     .22    .32   1.04    .94    .42   1.18    2.09   1.92    .82
------------------------------------------------------------------------------------


* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

         Effective August 14, 2000, the Fund offers three share classes: Class S, Class AARP and Class R Shares. On August 11, 2000, the Scudder Shares of the Fund were redesignated as Class S. The total return information provided is for the Fund's Class S shares class.

Portfolio Summary
--------------------------------------------------------------------------------
                                                              September 30, 2000

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                           Management seeks
Common Stocks               97%                       to remain as close to
Short-Term Investments       2%                           fully invested in
Cash Equivalents             1%                       equities as possible.
------------------------------------
                           100%
------------------------------------



--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
(excludes 1% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                             Relative to the
                                                          S&P 500 Index, the
Financial                   20%                         fund is overweighted
Technology                  17%                                in financials
Health                      12%                            and underweighted
Manufacturing               10%                               in technology.
Energy                       9%
Consumer Staples             7%
Communications               6%
Media                        4%
Durables                     3%
Other                       12%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(32% of Portfolio)                                       Management selects
                                                              fund holdings
  1.     Corning, Inc.                                 using a disciplined,
         Producer of fiber optics                       three-step process.

  2.     Exxon Mobil Corp.
         Provider of oil internationally

  3.     Citigroup, Inc.
         Provider of diversified financial services

  4.     Oracle Corp.
         Provider of database management software

  5.     General Electric Co.
         Producer of electrical equipment

  6.     American International Group, Inc.
         Provider of international insurance services

  7.     Marsh & McLennan Companies, Inc.
         Provider of insurance, brokerage and investment management services

  8.     PepsiCo, Inc.
         Provider of soft drinks, snack foods and food services

  9.     Intel Corp.
         Producer of semiconductor memory circuits

 10.     American Home Products Corp.
         Producer of diversified pharmaceuticals


For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                             September 30, 2000

In the following interview, lead portfolio manager Kathleen Millard and portfolio manager Greg Adams discuss the market environment and the fund's investment strategy during the twelve-month period ended September 30, 2000.

Q: The fund trailed its benchmark over the full year, but it has demonstrated improved performance year-to-date. Why?

A: The fund's Class S shares' 12-month total return was 8.84%, below the 13.30% return of its unmanaged benchmark, the S&P 500 Index. Year-to-date, however, the Class S shares of the fund have produced a return of 2.32%, versus a loss of 1.39% for the index. We believe that the fund's recent strength demonstrates the value of the repositioning that we undertook in October of last year. (Please see the President's Letter on page 4 for more details.)

The bulk of the fund's underperformance was recorded in the first half of the period, during which investors eschewed quality companies in favor of "momentum" stocks in the technology, media, and telecommunications (TMT) areas. As stocks in these sectors grabbed headlines with outrageous gains, the majority of stocks outside of these areas lost ground or produced more muted returns. Since we pursue a value-oriented strategy, the fund was not invested in the types of high-flying technology stocks that led the market in the first half of the reporting period. As a result, its six-month return as of March 31, 2000, stood at 7.78%, below the 17.52% return of the S&P 500 Index.

In the last six months, however, the market environment has changed dramatically. Higher-valuation technology stocks have declined sharply, momentum-based strategies have fallen out of favor, and investors have turned their attention to stocks with more reasonable valuations. The onset of a more challenging environment allowed the value of the fund's repositioning to become evident: over the final six months of the fiscal year, it posted a return of 0.98%, beating the -3.60% return of the S&P 500 Index. In outperforming the S&P during this volatile period, we achieved one of the fund's key missions: providing a margin of safety to investors at the times when the market is falling. In fact, the fund outperformed the benchmark in four of the six months that the S&P has fallen so far in 2000. We feel that the fund's recent performance illustrates the potential effectiveness of a strategy that seeks to reduce downside risk.

Q: How do you pick stocks for the fund?

A: Our investment process breaks down into three basic steps. First, on a monthly basis, we use a quantitative screen to sort a universe of 1,000 stocks based on traditional valuation methods, including low price-to-earnings (p/e) ratio, low price-to-cash flow, high relative dividend yield, and other measures such as the direction of earnings revisions.

Next, our team of in-house equity analysts looks at each of the stocks that passed the quantitative screen to determine their fundamental strength. They look for companies with stable or improving fundamentals, such as positive trends in earnings and sales growth. If our analysts' findings warrant further investigation, we will often make on-site visits to gain a better understanding of the business objectives and strategies of our potential buy candidates.

Finally, we employ a variety of risk management techniques in an effort to limit downside volatility and ensure that the portfolio's performance does not vary widely from that of the fund's peer group and the S&P 500 Index.

Q: Could you describe a fund holding that helps to illustrate the way this investment process is put into practice?

A: An excellent example is Marsh & McLennan Companies, a diversified financial services firm that includes the world's largest insurance brokerage business. We felt that the company was extremely attractive both in terms of its valuation -- as determined by our quantitative analysis -- and its fundamental strengths. In addition, our insurance analyst predicted a positive turn in pricing trends in the insurance industry, and identified Marsh & McLennan as being one of the companies that would be the first to benefit. We increased our holdings in the stocks on that basis, making it one of the portfolio's top ten positions. The stock has performed well for the fund, having returned approximately 65% since our initial purchase.

Q: What sectors helped and hurt the fund's performance during the fiscal year?

A: In terms of sector allocation, the fund is most heavily weighted in financial and technology stocks, respectively. However, we are underweight in technology relative to the S&P 500, reflecting a more negative view on the sector's valuations and fundamentals. We acquired the bulk of our technology positions during corrections in the fourth quarter of 1999 and the second quarter of 2000. These downturns presented some extraordinary opportunities to purchase what we believed to be fundamentally sound growth companies at reasonable valuations. The fund's underweight position in tech stocks (relative to the S&P 500), as well as our strong stockpicking within the group, helped boost its relative performance over the full year.

The fund is overweight in financials, reflecting our positive view on the sector. But as a value-oriented blend fund, the portfolio is underweighted in financials compared to pure value funds. Specifically, the fund is overweight in insurance, a position that helped performance significantly early in the year, and underweight in banks. The portfolio's heavier weighting in financials proved beneficial to performance during the second half of the period.

Strong stock selection in the consumer staples area, particularly food and consumer products names such as Pepsi and Anheuser-Busch, was an additional positive, as was our decision to add to the health care sector during the course of the year. Energy stocks helped on an absolute basis, but our decision to overweight the major integrated oils -- at the expense of oil services firms -- proved to be a negative. A key detractor was the fund's weighting in basic materials stocks. Individual stocks that hurt performance included the advertising agency Interpublic Group, Wal-Mart, and phone stocks such as SBC and BellSouth. Although these names have declined since the fund's initial purchases, we remain positive on their outlook going forward.

Q: What is your outlook for value stocks from here?

A: Given the volatile nature of the recent market environment, it is difficult to predict the outlook for any single group. However, we believe that given the increasingly rational nature of the investment backdrop -- as well as growing risk aversion among investors -- value stocks will be better positioned to outperform than they have been during the past three years. Opportunities appear to be broadening, and we are optimistic about the prospects for Scudder Growth and Income Fund's systematic approach to building a value-oriented portfolio.

Scudder Growth and Income Fund:


A Team Approach to Investing

Scudder Growth and Income Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Kathleen T. Millard joined the Adviser in 1991. Ms. Millard joined the fund team in 1991 and is responsible for setting the fund's investment strategy and overseeing the fund's day-to-day operations. Ms. Millard has 17 years of investment industry experience.

Portfolio manager Gregory S. Adams joined the Adviser and the fund team in 1999 and focuses on stock selection and investment strategy. Mr. Adams has 13 years of investment industry experience.

Glossary of Investment Terms
--------------------------------------------------------------------------------

    Consumer Staples  Products purchased by consumers on a regular basis, such as food, beverages, alcohol, and tobacco. In the aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

Fundamental Research  Analysis of companies based on the projected impact of management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

  Momentum Investing  The practice of investing in the market's top performing stocks in order to capture additional upward movements in their prices.

   Price To Earnings  Price of a stock divided by its earnings per share. A widely
   (P/E) Ratio (also used gauge of a stock's valuation that indicates what earnings multiple) investors are paying for a company's earnings on a per share basis. A higher earnings multiple indicates higher investor expectations or a higher growth rate, as well as the potential for greater price fluctuations.

               Value A company whose stock price does not fully reflect its Stock intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

           Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

An expanded list of terms is located at our Web site, www.scudder.com.

Investment Portfolio                                   as of September 30, 2000
--------------------------------------------------------------------------------

                                                             Principal
                                                             Amount ($)     Value ($)
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Repurchase Agreements 1.6%
---------------------------------------------------------------------------------------
 Donaldson, Lufkin & Jenrette, 6.5%, to be repurchased at
    $80,427,541 on 10/2/2000** ...........................    80,384,000    80,384,000
 State Street Bank and Trust Co., 6.48%, to be repurchased
    at $99,053,460 on 10/2/2000** ........................    99,000,000    99,000,000

---------------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $179,384,000)                            179,384,000
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Short-Term Investments 1.7%
---------------------------------------------------------------------------------------

 American Honda Finance Corp., 6.5%, 10/26/2000*** .......    27,400,000    27,277,081
 Deutsche Bank Financial Corp., 6.46%, 10/6/2000*** ......    35,000,000    34,968,743
 MCI Worldcom Inc., 6.64%, 10/16/2000*** .................     9,800,000     9,773,009
 Sigma Finance, 6.65%, 10/24/2000*** .....................    65,000,000    64,728,408
 Verizon Network Funding, 6.54%, 11/3/2000*** ............    31,380,000    31,193,315
 Verizon Network Funding, 6.55%, 11/9/2000*** ............    15,000,000    14,894,538
 Wal-Mart Stores, 6.51%, 10/31/2000*** ...................     5,000,000     4,973,083

---------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $187,808,177)                           187,808,177
---------------------------------------------------------------------------------------


                                                                Shares
--------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Common Stocks 96.7%
---------------------------------------------------------------------------------------
 Consumer Discretionary 1.8%
 Department & Chain Stores
 Wal-Mart Stores, Inc. ...................................     4,230,400   203,588,000
                                                                         -------------
 Consumer Staples 7.4%
 Alcohol 2.2%
 Anheuser-Busch Companies, Inc. ..........................     5,830,400   246,698,800
                                                                         -------------
 Food & Beverage 2.7%
 PepsiCo, Inc. ...........................................     6,560,200   301,769,200
                                                                         -------------
 Package Goods/Cosmetics 2.5%
 Avon Products, Inc. .....................................     5,493,400   224,542,725


    The accompanying notes are an integral part of the financial statements.

                                           Shares       Value ($)
------------------------------------------------------------------
Procter & Gamble Co. .................     840,800      56,333,600
                                                     -------------
                                                       280,876,325
                                                     -------------
Health 11.7%
Biotechnology 0.5%
Amgen Inc.* ..........................     377,900      26,388,048
Genzyme Corporation (General Division)     415,200      28,311,450
                                                     -------------
                                                        54,699,498
                                                     -------------
Medical Supply & Specialty 2.1%
Baxter International, Inc. ...........   1,446,600     115,456,763
Medtronic, Inc. ......................   2,318,900     120,148,006
                                                     -------------
                                                       235,604,769
                                                     -------------
Pharmaceuticals 9.1%
American Home Products Corp. .........   5,163,600     292,066,124
Bristol-Myers Squibb Co. .............   2,201,500     125,760,688
Eli Lilly & Co. ......................   2,202,900     178,710,263
Johnson & Johnson, Inc. ..............   1,496,800     140,605,650
Merck & Co., Inc. ....................   2,371,700     176,543,419
Pfizer, Inc. .........................   2,587,300     116,266,794
                                                     -------------
                                                     1,029,952,938
                                                     -------------
Communications 6.4%
Telephone/Communications
BellSouth Corp. ......................   4,171,100     167,886,775
SBC Communications, Inc. .............   5,037,729     251,886,450
Sprint Corp. .........................   2,229,700      65,358,081
Verizon Communications ...............   4,978,304     241,136,600
                                                     -------------
                                                       726,267,906
                                                     -------------
Financial 20.3%
Banks 8.9%
Bank One Corp. .......................   3,361,200     129,826,350
Chase Manhattan Corp. ................   3,739,350     172,711,228
Citigroup, Inc. ......................   7,401,333     400,134,565
FleetBoston Financial Corp. ..........   3,622,300     141,269,700
Washington Mutual, Inc. ..............   3,981,100     158,497,544
                                                     -------------
                                                     1,002,439,387
                                                     -------------
Insurance 3.1%
American International Group, Inc. ...   3,677,100     351,852,506
                                                     -------------
Consumer Finance 2.2%
American Express Co. .................   1,562,100      94,897,575


    The accompanying notes are an integral part of the financial statements.

                                            Shares       Value ($)
------------------------------------------------------------------
Mellon Financial Corp. .................   3,269,000   151,599,875
                                                     -------------
                                                       246,497,450
                                                     -------------
Other Financial Companies 6.1%
Federal National Mortgage Association ..   2,201,200   157,385,800
Marsh & McLennan Companies, Inc. .......   2,545,800   337,954,950
Morgan Stanley Dean Witter & Co. .......   2,163,900   197,861,606
                                                     -------------
                                                       693,202,356
                                                     -------------
Media 4.2%
Advertising 0.8%
Interpublic Group of Companies, Inc. ...   2,759,600    93,998,875
                                                     -------------
Broadcasting & Entertainment 2.0%
Walt Disney Co. ........................   5,891,200   225,338,400
                                                     -------------
Cable Television 1.4%
Comcast Corp. "A"* .....................   3,825,400   156,602,313
                                                     -------------
Service Industries 2.0%
Printing/Publishing
McGraw-Hill, Inc. ......................   3,504,900   222,780,206
                                                     -------------
Durables 3.4%
Aerospace 1.8%
Boeing Co. .............................   3,243,100   204,315,300
                                                     -------------
Automobiles 0.8%
Ford Motor Co. .........................   3,365,585    85,191,370
                                                     -------------
Construction/Agricultural Equipment 0.8%
Deere & Co. ............................   2,726,800    90,666,100
                                                     -------------
Manufacturing 9.5%
Chemicals 0.9%
Dow Chemical Co. .......................   3,880,900    96,779,944
                                                     -------------
Containers & Paper 0.8%
International Paper Co. ................   2,946,000    84,513,375
                                                     -------------
Diversified Manufacturing 3.1%
General Electric Co. ...................   6,197,100   357,495,206
                                                     -------------


    The accompanying notes are an integral part of the financial statements.

                                               Shares       Value ($)
---------------------------------------------------------------------
Industrial Specialty 4.5%
Corning, Inc. .............................   1,711,650   508,360,050
                                                        -------------
Machinery/Components/Controls 0.2%
Parker-Hannifin Corp. .....................     793,800    26,790,799
                                                        -------------
Technology 16.6%
Computer Software 5.9%
America Online, Inc.* .....................   2,231,900   119,964,625
Intuit, Inc. ..............................   1,448,700    82,575,900
Microsoft Corp. ...........................   1,595,800    96,146,950
Oracle Corp.* .............................   4,690,800   369,400,500
                                                        -------------
                                                          668,087,975
                                                        -------------
EDP Peripherals 1.7%
EMC Corp. .................................   1,935,700   191,876,263
                                                        -------------
Electronic Components/Distributors 2.1%
Cisco Systems, Inc. .......................   4,247,700   234,685,425
                                                        -------------
Electronic Data Processing 3.6%
Compaq Computer Corp. .....................   6,085,400   167,835,332
Hewlett-Packard Co. .......................   1,129,100   109,522,700
International Business Machines Corp. .....   1,125,700   126,641,250
                                                        -------------
                                                          403,999,282
                                                        -------------
Semiconductors 3.3%
Analog Devices, Inc.* .....................     649,600    53,632,600
Intel Corp. ...............................   7,144,150   296,928,759
Linear Technology Corp. ...................     413,200    26,754,700
                                                        -------------
                                                          377,316,059
                                                        -------------
Energy 9.1%
Oil & Gas Production 0.5%
Burlington Resources, Inc. ................   1,685,000    62,029,063
                                                        -------------
Oil Companies 7.5%
Chevron Corp. .............................     912,200    77,765,050
Exxon Mobil Corp. .........................   4,523,120   403,123,070
Royal Dutch Petroleum Co. (New York shares)   3,470,200   207,995,113
Total Fina ELF SA "B" .....................   1,048,011   153,247,846
                                                        -------------
                                                          842,131,079
                                                        -------------


    The accompanying notes are an integral part of the financial statements.

                                                                       Shares       Value ($)
---------------------------------------------------------------------------------------------
 Oilfield Services/Equipment 1.1%
 Schlumberger Ltd. ...........................................        1,498,900   123,378,206
                                                                                -------------
 Metals & Minerals 0.7%
 Steel & Metals
 Alcoa, Inc. .................................................        3,026,200    76,600,688
                                                                                -------------
 Transportation 0.4%
 Airlines
 AMR Corp.* ..................................................        1,239,400    40,512,888
                                                                                -------------
 Utilities 3.2%
 Electric Utilities
 FPL Group, Inc. .............................................        2,011,000   132,223,250
 Unicom Corp. ................................................        4,138,100   232,509,494
                                                                                -------------
                                                                                  364,732,744
                                                                                -------------

---------------------------------------------------------------------------------------------
Total Common Stocks (Cost $8,208,083,041)                                      10,911,630,745
---------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $8,575,275,218) (a)                 11,278,822,922
---------------------------------------------------------------------------------------------


*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***      Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $8,586,018,865. At September 30, 2000, net unrealized appreciation for all securities based on tax cost was $2,692,804,057. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,018,429,485 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $325,625,428.




    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of September 30, 2000
--------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $8,575,275,218) ....................   $ 11,278,822,922
Cash .........................................................................             59,629
Receivable for investments sold ..............................................        105,531,423
Dividends receivable .........................................................          6,171,573
Interest receivable ..........................................................             64,668
Receivable for Fund shares sold ..............................................         11,741,223
Foreign taxes recoverable ....................................................          1,539,351
Due from Adviser .............................................................             42,887
                                                                                  ---------------
Total assets .................................................................     11,403,973,676

Liabilities
-------------------------------------------------------------------------------------------------
Payable for investments purchased ............................................        176,896,430
Payable for Fund shares redeemed .............................................         21,891,742
Accrued management fee .......................................................          4,366,983
Accrued reorganization costs .................................................            120,096
Accrued Trustees' fees and expenses ..........................................             85,773
Other accrued expenses and payables ..........................................          6,463,336
                                                                                  ---------------
Total liabilities ............................................................        209,824,360
-------------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 11,194,149,316
-------------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income 2,019,912 Net unrealized appreciation
(depreciation) on:
  Investments ................................................................      2,703,547,704
  Foreign currency related transactions ......................................           (133,723)
Accumulated net realized gain (loss) .........................................        521,495,407
Paid-in capital ..............................................................      7,967,220,016
-------------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 11,194,149,316
-------------------------------------------------------------------------------------------------

Net Asset Value
-------------------------------------------------------------------------------------------------
Class AARP
Net Asset Value, offering and redemption price per share ($5,353,057,869 /
   198,191,892 outstanding shares of beneficial interest, $.01 par value,        ----------------
   unlimited number of shares authorized) ....................................   $          27.01
                                                                                 ----------------
Class S
Net Asset Value, offering and redemption price per share ($5,833,572,945 /
   215,936,204 outstanding shares of beneficial interest, $.01 par value,        ----------------
   unlimited number of shares authorized) ....................................   $          27.02
                                                                                 ----------------
Class R Shares
NetAsset Value, offering and redemption price per share ($7,518,502 / 279,889
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ----------------
   of shares authorized) .....................................................   $          26.86
                                                                                 ----------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

                                                                   Nine Months
                                                                  Ended September     Year Ended
                                                                     30, 2000       December 31,
Investment Income                                                    (Note A)           1999
-------------------------------------------------------------------------------------------------
Income:
Dividends -- Unaffiliated issuers (net of foreign
   taxes withheld of $1,465,977 and $2,414,410,
   respectively) ...............................................   $  69,985,879    $ 172,458,868
Dividends -- Affiliated issuers ................................              --        3,763,212
Interest .......................................................       5,980,432        9,640,197
                                                                ---------------- ----------------
Total Income ...................................................      75,966,311      185,862,277
                                                                ---------------- ----------------
Expenses:
Management fee .................................................      24,109,868       32,454,854
Services to shareholders .......................................      13,425,104       23,330,347
Custodian and accounting fees ..................................         256,802          751,099
Administrative services fees ...................................          12,055            3,482
Auditing .......................................................          87,361           56,641
Legal ..........................................................          59,952          105,182
Trustees' fees and expenses ....................................         123,874           54,728
Reports to shareholders ........................................         913,545        1,041,282
Registration fees ..............................................              --          264,166
Administrative fee .............................................       4,500,933               --
Reorganization fees ............................................       1,350,257               --
Other ..........................................................         178,272          182,902
                                                                ---------------- ----------------
Total expenses, before expense reductions ......................      45,018,023       58,244,683
Expense reductions .............................................        (181,153)        (217,916)
                                                                ---------------- ----------------
Total expenses, after expense reductions .......................      44,836,870       58,026,767
-------------------------------------------------------------------------------------------------
Net investment income  (loss)                                         31,129,441      127,835,510
-------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     527,869,267      205,189,250
Foreign currency related transactions ..........................      (1,016,976)        (621,239)
                                                                ---------------- ----------------
                                                                     526,852,291      204,568,011
                                                                ---------------- ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (444,387,683)      81,823,561
Foreign currency related transactions ..........................         953,255       (1,116,439)
                                                                ---------------- ----------------
                                                                    (443,434,428)      80,707,122
-------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                            83,417,863      285,275,133
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                    $ 114,547,304    $ 413,110,643
-------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                         Nine Months
                                            Ended
                                        September 30,
                                            2000              Years Ended December 31,
Increase (Decrease) in Net Assets         (Note A)             1999             1998
------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ....   $     31,129,441    $   127,835,510    $   168,785,409
Net realized gain (loss) on
   investment transactions ......        526,852,291        204,568,011        517,286,022
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period       (443,434,428)        80,707,122       (286,105,331)
                                     ---------------    ---------------    ---------------
Net increase (decrease) in net
   assets resulting from
   operations ...................        114,547,304        413,110,643        399,966,100
                                     ---------------    ---------------    ---------------
Distributions to shareholders
   from:
Net investment income:
  Class AARP ....................         (6,540,406)                --                 --
                                     ---------------    ---------------    ---------------
  Class S .......................        (24,110,895)      (134,071,528)      (166,588,779)
                                     ---------------    ---------------    ---------------
  Class R Shares ................             (5,565)          (131,770)                --
                                     ---------------    ---------------    ---------------
Net realized gains:
  Class S .......................        (46,198,585)      (177,492,521)      (564,589,614)
                                     ---------------    ---------------    ---------------
  Class R Shares ................            (52,957)           (31,861)                --
                                     ---------------    ---------------    ---------------
Fund share transactions:
Proceeds from shares sold .......        625,361,381      1,519,001,419      2,391,306,573
Net assets acquired in tax-free
   reorganization ...............      5,468,339,280                 --                 --
Reinvestment  of distributions ..         71,677,113        294,028,961        685,005,575
Cost of shares redeemed .........     (1,779,851,996)    (2,725,680,063)    (1,996,432,615)
                                     ---------------    ---------------    ---------------
Net increase (decrease) in net
   assets from Fund share
   transactions .................      4,385,525,778       (912,649,683)     1,079,879,533
                                     ---------------    ---------------    ---------------
Increase (decrease) in net assets      4,423,164,674       (811,266,720)       748,667,240
Net assets at beginning of period      6,770,984,642      7,582,251,362      6,833,584,122
Net assets at end of period
   (including undistributed net
   investment income of
   $2,019,912 and $7,600,144 at
   December 31, 2000 and December    ---------------    ---------------    ---------------
   31, 1998, respectively) ......   $ 11,194,149,316    $ 6,770,984,642    $ 7,582,251,362
                                     ---------------    ---------------    ---------------





    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

------------------------------------------------------------------------------------
                                                                           2000(a)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $27.09
                                                                          ----------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (b)                                           .01
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (.06)
                                                                          ----------
------------------------------------------------------------------------------------
  Total from investment operations                                          (.05)
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                                                     (.03)
------------------------------------------------------------------------------------
Net asset value, end of period                                            $27.01
                                                                          ----------
------------------------------------------------------------------------------------
Total Return (%)                                                            (.18)**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     5,353
------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .75*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .04**
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   55*
------------------------------------------------------------------------------------


(a) From August 14, 2000 (commencement of sale of Class AARP) to September 30, 2000.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

------------------------------------------------------------------------------------
                                2000(b)  1999(c)  1998(c)  1997(c) 1996(c)  1995(c)
------------------------------------------------------------------------------------
Net asset value, beginning of
period                         $26.69   $26.31   $27.33   $23.23   $20.23  $16.26
                               -----------------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss)    .13(d)   .48(d)   .62(d)   .62(d)   .60(d)  .55
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    .51     1.11     1.06     6.26     3.84    4.46
                               -----------------------------------------------------
------------------------------------------------------------------------------------
  Total from investment
  operations                      .64     1.59     1.68     6.88     4.44    5.01
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income          (.11)    (.51)    (.61)    (.58)    (.57)   (.56)
------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions        (.20)    (.70)   (2.09)   (2.20)    (.87)   (.48)
                               -----------------------------------------------------
------------------------------------------------------------------------------------
  Total distributions            (.31)   (1.21)   (2.70)   (2.78)   (1.44)  (1.04)
------------------------------------------------------------------------------------
Net asset value, end of period $27.02   $26.69   $26.31   $27.33   $23.23  $20.23
                               -----------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                 2.32**   6.15     6.07    30.31    22.18   31.18
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                    5,834    6,765    7,582    6,834    4,186   3,061
------------------------------------------------------------------------------------
Ratio of expenses (%)             .86(e)*  .80      .74      .76      .78     .80
------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                        .64*    1.76     2.20     2.31     2.77    3.10
------------------------------------------------------------------------------------
Portfolio turnover rate (%)        55*      70       41       22       27     27
------------------------------------------------------------------------------------


(a) On August 11, 2000, the Scudder Shares of the Fund were redesignated as Class S.

(b) For the nine months ended September 30, 2000. On February 7, 2000, the Fund changed the fiscal year end from December 31 to September 30.

(c)      For the year ended December 31.

(d)      Based on monthly average shares outstanding during the period.

(e) The ratio of operating expenses excluding costs incurred in connection with the reorganization was .84%.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class R Shares

------------------------------------------------------------------------------------
                                                                 2000(a)   1999(b)
------------------------------------------------------------------------------------
Net asset value, beginning of period                            $26.65    $28.16
                                                                --------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (c)                                (.03)      .09
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                     .46      (.76)
                                                                --------------------
------------------------------------------------------------------------------------
  Total from investment operations                                 .43      (.67)
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                                           (.02)     (.22)
------------------------------------------------------------------------------------
  Net realized gains on investment transactions                   (.20)     (.62)
                                                                --------------------
------------------------------------------------------------------------------------
  Total distributions                                             (.22)     (.84)
------------------------------------------------------------------------------------
Net asset value, end of period                                  $26.86    $26.65
                                                                --------------------
------------------------------------------------------------------------------------
Total Return (%)                                                  1.62**   (2.31)**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                               8         6
------------------------------------------------------------------------------------
Ratio of expenses (%)                                             1.62(d)*  1.34*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         (.12)*     .98*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         55*       70
------------------------------------------------------------------------------------


(a) For the nine months ended September 30, 2000. On February 7, 2000, the Fund changed the fiscal year end from December 31 to September 30.

(b) For the period August 2, 1999 (commencement of Class R Shares) to December 31, 1999.

(c)      Based on monthly average shares outstanding during the period.

(d) The ratio of operating expenses excluding costs incurred in connection with the reorganization was 1.60%.

*        Annualized

**       Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Growth and Income Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On February 7, 2000, the Trustees of the Fund changed the fiscal year end for financial reporting and federal income tax purposes from December 31 to September 30.

The Fund offers three classes of shares: Class S, Class AARP and Class R Shares. On August 11, 2000, the Scudder Shares of the Fund were redesignated as Class S. In addition, all of the net assets acquired from the merger with AARP Growth and Income Fund (see Note I) were designated as Class AARP. Shares of Class AARP are especially designed for members of AARP. Class R Shares are only available for purchase by Participants of certain employer-sponsored retirement plans.

Prior to August 14, 2000, investment income, realized and unrealized gains and losses, and certain Fund-level expenses and expense reductions, if any, were borne pro rata on the basis of relative net assets by the holders of both classes of shares except that each class had certain expenses unique to that class such as shareholder services, administrative services and reorganization expenses (see Note H). Effective August 14, 2000 investment income, realized and unrealized gains and losses and all Fund-level expenses are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that Class R Shares bear an administrative services fee (see Note C). Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or subcustodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the nine months ended September 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $2,895,599,362 and $3,640,543,571, respectively.

C. Related Parties

As described in Note H, Scudder Kemper Investments, Inc. has initiated a restructuring program for most of its Scudder no-load, open-end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective August 14, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.60% on the first $500,000,000 of the Fund's average daily net assets, 0.55% on the next $500,000,000 of such net assets, 0.50% on the next $500,000,000 of such net assets, 0.475% on the next $500,000,000 of such net assets, 0.45% on the next $1,000,000,000 of such net assets, 0.425% on the next $1,500,000,000 of such net assets, 0.405% on the next $1,500,000,000 of such net assets, 0.3875% on the next $4,000,000,000 of such net assets and 0.37% of such net assets in excess of $10,000,000,000, computed and accrued daily and payable monthly.

Effective August 14, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with Scudder Kemper. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.45% of the first $14,000,000,000 of the Fund's average daily net assets, 0.425% of the next $2,000,000,000 of such net assets, 0.400% of the next $2,000,000,000 of such net assets and 0.385% of such net assets in excess of $18,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the nine months ended September 30, 2000, the fees pursuant to the Agreement and the Management Agreement amounted to $24,109,868 which was equivalent to an annualized effective rate of 0.46% of the Fund's average daily net assets.

Administrative Fee. Effective August 14, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with Scudder Kemper. Under the Administrative Agreement the Adviser provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by Scudder Kemper under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.30% of average daily net assets. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund would not be borne by Scudder Kemper under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period August 14, 2000 through September 30, 2000, the Administrative Agreement expense charged to the Fund amounted to $4,500,933, of which $2,898,304 was unpaid at September 30, 2000.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the other classes of the Fund. Prior to August 14, 2000, the amount charged to the Fund by SSC aggregated $3,615,396, of which $666,049 is unpaid at September 30, 2000.

Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Class R Shares. Prior to August 14, 2000, the amount charged to Class R Shares aggregated $21,318, of which $21,318 is unpaid at September 30, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in Class S shares of the Fund. Prior to August 14, 2000, the amount charged to Class S shares of the Fund by STC aggregated $5,811,841.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to August 14, 2000, the amount charged to the Fund by SFAC aggregated $230,833, of which $50,013 is unpaid at September 30, 2000.

The Class S shares of the Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to such

Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. Prior to August 14, 2000 the Special Servicing Agreement expense charged to the Class S shares of the Fund amounted to $603,561.

Effective August 14, 2000, the above fees will be paid by the Adviser in accordance with the Administrative Agreement.

Other Fees. Kemper Distributors, Inc. ("KDI"), as affiliate of the Adviser, provides information and administrative services to Class R Shares' shareholders at an annual rate of up to 0.25% of average daily net assets for the class. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of shareholder accounts the firms service. For the nine months ended September 30, 2000, the Administrative Services Fee was as follows:

                                                                                         Unpaid at
                                                         Total       Fees Waived by    September 30,
Administrative Services Fee                            Aggregated          KDI             2000
-----------------------------------------------------------------------------------------------------
Class R Shares ...............................   $        12,055   $           --   $       15,537


Trustee Fees and Expenses. The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the nine months ended September 30, 2000, Trustees' fees and expenses aggregated $38,101. In addition, a one-time fee of $85,773 was accrued, by Class S and Class R Shares prior to August 14, 2000, for payment to those Trustees not affiliated with the Adviser who did not stand for re-election under the reorganization discussed in Note H. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $42,887 of such costs.

Other Related Parties. Effective August 14, 2000, Scudder Kemper has agreed to pay a fee to AARP and/or its affiliates in return for advice and other services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by Scudder Kemper. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter.

D. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with a company which was an affiliate for the year ended December 31, 1999 is as follows:

                              Purchases      Sales       Dividend
Affiliate                      Cost ($)     Cost ($)     Income ($)    Value ($)
--------------------------------------------------------------------------------
General Growth Properties,  Inc.   --    28,913,661     3,763,212    25,149,600


E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the nine months ended September 30, 2000, the Fund's custodian fees were reduced by $20,386. Prior to August 14, 2000, transfer agent fees were reduced by $117,880.

Effective August 14, 2000, transfer agent credits will no longer be used to reduce Fund expenses.

F. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes shares of beneficial interest and dollar activity in the Fund:

                                                                        Nine Months Ended
                                                                       September 30, 2000
                                                               ---------------------------------
Shares sold                                                        Shares           Dollars
------------------------------------------------------------------------------------------------
Class AARP* ..................................................      1,144,852    $    31,161,017
Class R Shares ...............................................        189,097          4,996,879
Class S ......................................................     22,174,110        589,203,485
                                                                                 ---------------
                                                                                 $   625,361,381
                                                                                 ---------------
Shares issued in tax-free reorganization
------------------------------------------------------------------------------------------------
Class AARP ...................................................    201,860,288    $ 5,468,339,280

Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------------------
Class AARP* ..................................................        217,979    $     5,841,818
Class R Shares ...............................................          2,184             58,522
Class S ......................................................      2,441,256         65,776,773
                                                                                 ---------------
                                                                                 $    71,677,113
                                                                                 ---------------
Shares redeemed
------------------------------------------------------------------------------------------------
Class AARP* ..................................................     (5,031,227)   $  (137,484,977)
Class R Shares ...............................................       (137,038)        (3,635,637)
Class S ......................................................    (62,123,404)    (1,638,731,382)
                                                                                 ---------------
                                                                                 $(1,779,851,996)
                                                                                 ---------------
Net increase (decrease)
------------------------------------------------------------------------------------------------
Class AARP* ..................................................    198,191,892    $ 5,367,857,138
Class R Shares ...............................................         54,243          1,419,764
Class S ......................................................    (37,508,038)      (983,751,124)
                                                                                 ---------------
                                                                                 $ 4,385,525,778
                                                                                 ---------------

* For the period August 14, 2000 (commencement of sale of Class AARP) to September 30, 2000.

                                 Year Ended                        Year Ended
                             December 31, 1999                 December 31, 1998
                    --------------------------------------------------------------------
Shares sold              Shares           Dollars         Shares            Dollars
---------------------------------------------------------------------------------------
Class S...........      55,610,771    $1,512,658,263      84,380,304    $2,391,306,573
Class R Shares**..         236,864         6,343,156              --                --
                                      --------------                    --------------
                                      $1,519,001,419                    $2,391,306,573
                                      --------------                    --------------
Shares issued to shareholders in reinvestment of distributions
----------------------------------------------------------------------------------------
Class S...........      11,116,741    $  293,871,537      25,378,540    $  685,005,575
Class R Shares**..           6,011           157,424              --                --
                                      --------------                    --------------
                                      $  294,028,961                    $  685,005,575
                                      --------------                    --------------
Shares redeemed
----------------------------------------------------------------------------------------
Class S...........    (101,429,027)  $(2,725,221,775)    (71,694,775)  $(1,996,432,615)
Class R Shares**..         (17,229)         (458,288)             --                --
                                      --------------                    --------------
                                     $(2,725,680,063)                  $(1,996,432,615)
                                      --------------                    --------------
Net increase (decrease)
----------------------------------------------------------------------------------------
Class S...........     (34,701,515)    $(918,691,975)      38,064,069    $1,079,879,533
Class R Shares**..         225,646         6,042,292               --                --
                                      --------------                    --------------
                                       $(912,649,683)                    $1,079,879,533
                                      --------------                    --------------



** For the period August 2, 1999 (commencement of sale of Class R Shares) to December 31, 1999.

H. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, were charged to Class S and Class R Shares and are presented as reorganization expenses in the Statement of Operations of the Fund.

I. Acquisition of Assets

On August 11, 2000, the Fund acquired all the net assets of AARP Growth and Income Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 201,860,288 Class AARP shares of the Fund for 113,796,879 shares of AARP Growth and Income Fund outstanding on August 11, 2000. AARP Growth and Income Fund's net assets at that date ($5,468,339,280), including $1,426,425,614 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $5,959,664,313. The combined net assets of the Fund immediately following the acquisition were $11,428,003,593.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Investment Trust and the Shareholders of Scudder Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Growth and Income Fund (the "Fund") at September 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                               PricewaterhouseCoopers LLP
November 21, 2000

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

The Class S and Class R Shares of the Fund paid distributions of $0.20 per share from net long-term capital gains during the nine months ended September 30, 2000, of which 100% represents 20% gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $558,850,000 as capital gain dividends for the nine months ended September 30, 2000, of which 100% represents 20% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's nine months ended September 30, 2000 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                        James M. Eysenbach*
   o  President and Trustee                  o  Vice President

 Henry P. Becton, Jr.                      William F. Gadsden*
   o  Trustee; President, WGBH               o  Vice President
      Educational Foundation
                                           William F. Glavin*
 Dawn-Marie Driscoll                         o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,        Valerie F. Malter
      Center for Business Ethics,            o  Vice President
      Bentley College
                                           Kathleen T. Millard*
 Edgar R. Fiedler                            o  Vice President
   o  Trustee; Senior Fellow and
      Economic Counsellor, The             James E. Masur*
      Conference Board, Inc.                 o  Vice President

 Keith R. Fox                              Ann M. McCreary*
   o  Trustee; General Partner,              o  Vice President
      The Exeter Group of Funds
                                           Howard S. Schneider*
 Joan E. Spero                               o  Vice President
   o  Trustee; President, The Doris
      Duke Charitable Foundation           John Millette*
                                             o  Vice President and Secretary
 Jean Gleason Stromberg
   o  Trustee; Consultant                  Kathryn L. Quirk*
                                             o  Vice President and
 Jean C. Tempel                                 Assistant Secretary
   o  Trustee; Managing Director,
      First Light Capital, LLC             John R. Hebble*
                                             o  Treasurer
 Steven Zaleznick
   o  Trustee; President and               Brenda Lyons*
      Chief Executive Officer,               o  Assistant Treasurer
      AARP Services, Inc.
                                           Caroline Pearson*
 Thomas V. Bruns*                            o  Assistant Secretary
   o  Vice President
                                           *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio          Scudder Health Care Fund
  Scudder Pathway Growth Portfolio            Scudder Technology Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       40

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 2291
                           Boston, Massachusetts
                           02107-2291

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 2540
                           Boston, Massachusetts
                           02208-2540

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER
INVESTMENTS(SM)
[LOGO]


AARP Investment
Program from Scudder
PO Box 2540
Boston, MA 02208-2540
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com



A member of the [LOGO] Zurich Financial Services Group